MONTHLY SERVICER REPORT                                               Page:    1

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          7/20/2000                 Run Date: Wed Jul 12, 2000


PAYMENT SUMMARY
---------------

Class                         Beginning      Pass Through       Interest      Principal           Total           Ending
Name         CUSIP              Balance              Rate           Paid           Paid    Distribution          Balance
-----        ---------    -------------      ------------     ----------   ------------    ------------    -------------
A-1          391533AA4    65,816,510.00       6.96088000%     381,784.02   6,896,457.43    7,278,241.45    58,920,052.58
A-2          391533AB2    61,874,575.23       7.36000000%     379,497.39           0.00      379,497.39    61,874,575.23
A-3          391533AC0    23,157,735.76       7.47000000%     144,156.91           0.00      144,156.91    23,157,735.76
A-4          391533AD8    44,023,820.59       7.51000000%     275,515.74           0.00      275,515.74    44,023,820.59
B            391533AE6    12,843,613.29       7.60000000%      81,342.88     454,529.85      535,872.73    12,389,083.44
C            391533AF3    13,427,413.89       7.75000000%      86,718.71     475,190.30      561,909.01    12,952,223.59
D            391533AG1     6,538,566.76       8.14000000%      44,353.28     231,397.01      275,750.29     6,307,169.75

Totals                   227,682,235.52                     1,393,368.94   8,057,574.58    9,450,943.53   219,624,660.94





                                 Target
             (defined)         Investor
                 Class        Principal
Class       Percentage           Amount
-----       ----------    -------------
AGGSNR         83.4500   187,976,184.16
B               5.5000    12,389,083.44
C               5.7500    12,952,223.59
D               2.8000     6,307,169.75



(Retained) Certificate Balance                                    5,631,401.56
% of Agg. Collateral Value, beginning                                   2.4115%
% of Agg. Collateral Value, ending                                      2.5000%


Monthly Principal Amount                                          8,264,179.06
Additional Principal                                                      0.00
Overcollateralization Balance, beginning                          5,838,006.04
Overcollateralization Balance, ending                             5,631,401.56
Cumulative Loss Amount                                                    0.00

MONTHLY SERVICER REPORT                                               Page:    2

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          7/20/2000                 Run Date: Wed Jul 12, 2000


OTHER INFORMATION
-----------------

AGGREGATE COLLATERAL VALUE (Discount Rate = 8.207%)
Initial Aggregate Discounted Contract Balance                           241,226,414.17

Aggregate Discounted Contract Balance, beginning                        233,520,241.56
Aggregate Discounted Contract Balance, ending                           225,256,062.50


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                               0.00
Residual Account Balance, ending                                                  0.00


SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                       562,170.26
  Unreimbursed Serviced Advances collected                                  356,332.28
  Servicer Advances for the current Due Period                              895,253.44
Cumulative un-reimbursed Servicer Advances, ending                        1,101,091.42


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                        5,175,301.89
  Pymts rec'd in prior periods attributable to Current Due Period         4,408,490.07
  Pymts attributable to Future Due Periods                                2,490,895.55
Advance Payment Balance, ending                                           3,257,707.37


SUBSTITUTIONS
Defaulted Leases and Adj. Contracts Substituted to date, beginning                0.00
  Defaulted Leases and Adj. Contracts Substituted this month                265,547.34
Defaulted Leases and Adj. Contracts Substituted to date, ending             265,547.34
% of Agg. Collateral Value at Cut-Off Date (not to exceed 10%)                    0.11%

Non-Defaulted Leases or Adj. Contracts Substituted to date, beginning             0.00
  Non-Defaulted Leases or Adj. Contracts Substituted this month                   0.00
Non-Defaulted Leases or Adj. Contracts Substituted to date, ending                0.00


RESERVE FUND
Reserve Account Balance, beginning                                        2,412,264.14
  Required Reserve Amount                                                 2,412,264.14
  Required Draw to Increase Available Funds                                       0.00
  Reserve Fund Deficiency covered by Excess Available Funds                       0.00
  Excess Reserve Funds released to Waterfall                                      0.00
Reserve Account Balance, ending                                           2,412,264.14

MONTHLY SERVICER REPORT                                               Page:    3

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          7/20/2000                 Run Date: Wed Jul 12, 2000


OTHER INFORMATION (continued)
-----------------------------

AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                             6,163,628.19
  Reinv. from Collection, Payahead, Residual, and Reserve Account            31,731.61
  Past due payments received                                                356,332.28
  Past due payments due on Early Termination (from Seller)                        0.00
  Proceeds from Prepayments not Replaced                                  1,003,311.00
  Recoveries on Non-Performing Leases not Substituted                             0.00
  Servicer Advances                                                         895,253.44
  Casualty and Termination Payments                                               0.00
  Expired Contract Proceeds                                                   3,724.73
  Repurchase of Ineligible Contracts                                              0.00
  Defaulted Contract Recoveries                                               9,897.07
  Net decrease in Advance Lease Payments Balance                          1,917,594.52
  Excess Reserve Funds                                                            0.00
Total Available Funds                                                    10,381,472.84


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                          10,381,472.84
        Reserve Fund Draw to Increase Available Funds                             0.00
 (i)    To the Servicer, unreimbursed Servicer Advances                     356,332.28
 (iii)  To the Servicer, Servicing Fee (75 bp)                              145,950.15
 (v) - (viii)  Note Interest Paid                                         1,393,368.94
 (ix) - (xvi)  Note Principal Paid                                        8,057,574.58
 (xvii) Reserve Fund Deposit                                                      0.00
 (xx)   Remainder to the Issuer                                             428,246.88


DELINQUENCY AND LOSS INFORMATION

                Number of    Ending Contract
                Contracts    Balance Remain.     Percentage
                ---------    ---------------     ----------
Current            31,281     250,004,493.21          99.40%
31-60 days            169         975,378.04           0.39
61-90 days             64         487,064.11           0.19
91-120 days            14          57,305.14           0.02



     Current             Current             Current             Cumulative
      Losses          Recoveries            Net Loss        Net Loss Amount
------------        ------------        ------------        ---------------
   11,173.53            9,897.07            1,276.46               4,118.47




RESIDUAL EVENT TRIGGERS

                                    Average of      Current        Prior    2nd Prior
                                 Last 3 Months   Due Period   Due Period   Due Period
                                 -------------   ----------   ----------   ----------
Residual Realization Percentage            N/A%      127.25%      141.06%         N/A%
Delinquency Percentage                     N/A         0.60         0.39          N/A
Cumulative Net Loss Percentage             N/A         0.00         0.00          N/A

Residual Event?  No



The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects; and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer default, has occurred.

GreatAmerica Leasing Corporation, as Servicer


By:______________________________________________________
Stan Herkelman
Chief Financial Officer

MONTHLY SERVICER REPORT                                               Page:    1

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          8/21/2000                 Run Date: Wed Aug 09, 2000


PAYMENT SUMMARY
---------------

Class                         Beginning      Pass Through       Interest      Principal           Total           Ending
Name         CUSIP              Balance              Rate           Paid           Paid    Distribution          Balance
-----        ---------    -------------      ------------     ----------   ------------    ------------    -------------
A-1          391533AA4    58,920,052.58       6.96088000%     364,564.81   6,615,097.15    6,979,661.96    52,304,955.43
A-2          391533AB2    61,874,575.23       7.36000000%     379,497.39           0.00      379,497.39    61,874,575.23
A-3          391533AC0    23,157,735.76       7.47000000%     144,156.91           0.00      144,156.91    23,157,735.76
A-4          391533AD8    44,023,820.59       7.51000000%     275,515.74           0.00      275,515.74    44,023,820.59
B            391533AE6    12,389,083.44       7.60000000%      78,464.20     435,986.03      514,450.23    11,953,097.41
C            391533AF3    12,952,223.59       7.75000000%      83,649.78     455,803.58      539,453.36    12,496,420.02
D            391533AG1     6,307,169.75       8.14000000%      42,783.63     221,956.52      264,740.16     6,085,213.23

Totals                   219,624,660.94                     1,368,632.46   7,728,843.28    9,097,475.75   211,895,817.66





                                 Target
             (defined)         Investor
                 Class        Principal
Class       Percentage           Amount
-----       ----------    -------------
AGGSNR         83.4500   181,361,087.01
B               5.5000    11,953,097.41
C               5.7500    12,496,420.02
D               2.8000     6,085,213.23



(Retained) Certificate Balance                                     5,433,226.09
% of Agg. Collateral Value, beginning                                    2.4120%
% of Agg. Collateral Value, ending                                       2.5000%


Monthly Principal Amount                                           7,927,018.75
Additional Principal                                                       0.00
Overcollateralization Balance, beginning                           5,631,401.56
Overcollateralization Balance, ending                              5,433,226.09
Cumulative Loss Amount                                                     0.00

MONTHLY SERVICER REPORT                                               Page:    2

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          8/21/2000                 Run Date: Wed Aug 09, 2000


OTHER INFORMATION
-----------------

AGGREGATE COLLATERAL VALUE (Discount Rate = 8.207%)
Initial Aggregate Discounted Contract Balance                           241,226,414.17

Aggregate Discounted Contract Balance, beginning                        225,256,062.50
Aggregate Discounted Contract Balance, ending                           217,329,043.75


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                               0.00
Residual Account Balance, ending                                                  0.00


SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                     1,101,091.42
  Unreimbursed Serviced Advances collected                                  739,214.66
  Servicer Advances for the current Due Period                              919,939.57
Cumulative un-reimbursed Servicer Advances, ending                        1,281,816.33


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                        3,257,707.37
  Pymts rec'd in prior periods attributable to Current Due Period         3,115,617.15
  Pymts attributable to Future Due Periods                                3,366,984.78
Advance Payment Balance, ending                                           3,509,075.00


SUBSTITUTIONS
Defaulted Leases and Adj. Contracts Substituted to date, beginning          265,547.34
  Defaulted Leases and Adj. Contracts Substituted this month                 89,020.98
Defaulted Leases and Adj. Contracts Substituted to date, ending             354,568.32
% of Agg. Collateral Value at Cut-Off Date (not to exceed 10%)                    0.15%

Non-Defaulted Leases or Adj. Contracts Substituted to date, beginning             0.00
  Non-Defaulted Leases or Adj. Contracts Substituted this month                   0.00
Non-Defaulted Leases or Adj. Contracts Substituted to date, ending                0.00


RESERVE FUND
Reserve Account Balance, beginning                                        2,412,264.14
  Required Reserve Amount                                                 2,412,264.14
  Required Draw to Increase Available Funds                                       0.00
  Reserve Fund Deficiency covered by Excess Available Funds                       0.00
  Excess Reserve Funds released to Waterfall                                      0.00
Reserve Account Balance, ending                                           2,412,264.14

MONTHLY SERVICER REPORT                                               Page:    3

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          8/21/2000                 Run Date: Wed Aug 09, 2000


OTHER INFORMATION (continued)
-----------------------------

AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                             9,167,186.13
  Reinv. from Collection, Payahead, Residual, and Reserve Account            71,674.67
  Past due payments received                                                739,214.66
  Past due payments due on Early Termination (from Seller)                        0.00
  Proceeds from Prepayments not Replaced                                    582,063.87
  Recoveries on Non-Performing Leases not Substituted                             0.00
  Servicer Advances                                                         919,939.57
  Casualty and Termination Payments                                               0.00
  Expired Contract Proceeds                                                  34,483.67
  Repurchase of Ineligible Contracts                                              0.00
  Defaulted Contract Recoveries                                              26,835.71
  Net decrease in Advance Lease Payments Balance                           -251,367.63
  Excess Reserve Funds                                                            0.00
Total Available Funds                                                    11,290,030.65


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                          11,290,030.65
        Reserve Fund Draw to Increase Available Funds                             0.00
 (i)    To the Servicer, unreimbursed Servicer Advances                     739,214.66
 (iii)  To the Servicer, Servicing Fee (75 bp)                              140,785.04
 (v) - (viii)  Note Interest Paid                                         1,368,632.46
 (ix) - (xvi)  Note Principal Paid                                        7,728,843.28
 (xvii) Reserve Fund Deposit                                                      0.00
 (xx)   Remainder to the Issuer                                           1,312,555.20


DELINQUENCY AND LOSS INFORMATION

                Number of    Ending Contract
                Contracts    Balance Remain.     Percentage
                ---------    ---------------     ----------
Current            30,626     239,862,322.17          99.09%
31-60 days            232       1,306,202.25           0.54
61-90 days            100         567,770.15           0.23
91-120 days            47         327,504.54           0.14


     Current             Current             Current             Cumulative
      Losses          Recoveries            Net Loss        Net Loss Amount
------------        ------------        ------------        ---------------
   93,206.44           27,292.41           65,914.03              70,032.50



RESIDUAL EVENT TRIGGERS

                                    Average of      Current        Prior    2nd Prior
                                 Last 3 Months   Due Period   Due Period   Due Period
                                 -------------   ----------   ----------   ----------
Residual Realization Percentage         137.55%      144.35%      127.25%      141.06%
Delinquency Percentage                    0.63         0.91         0.60         0.39
Cumulative Net Loss Percentage            0.03         0.03         0.00         0.00

Residual Event?  No


The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects; and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer default, has occurred.

GreatAmerica Leasing Corporation, as Servicer



By:__________________________________________
   Stan Herkelman
   Chief Financial Officer

MONTHLY SERVICER REPORT                                               Page:    1

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          9/20/2000                 Run Date: Tue Sep 12, 2000


PAYMENT SUMMARY
---------------

Class                         Beginning      Pass Through       Interest      Principal           Total           Ending
Name         CUSIP              Balance              Rate           Paid           Paid    Distribution          Balance
-----        ---------    -------------      ------------     ----------   ------------    ------------    -------------
A-1          391533AA4    52,304,955.43       6.96088000%     303,407.10   6,655,916.93    6,959,324.03    45,649,038.50
A-2          391533AB2    61,874,575.23       7.36000000%     379,497.39           0.00      379,497.39    61,874,575.23
A-3          391533AC0    23,157,735.76       7.47000000%     144,156.91           0.00      144,156.91    23,157,735.76
A-4          391533AD8    44,023,820.59       7.51000000%     275,515.74           0.00      275,515.74    44,023,820.59
B            391533AE6    11,953,097.41       7.60000000%      75,702.95     438,676.37      514,379.32    11,514,421.04
C            391533AF3    12,496,420.02       7.75000000%      80,706.05     458,616.21      539,322.25    12,037,803.81
D            391533AG1     6,085,213.23       8.14000000%      41,278.03     223,326.15      264,604.18     5,861,887.07

Totals                   211,895,817.66                     1,300,264.17   7,776,535.66    9,076,799.83   204,119,282.00





                                 Target
             (defined)         Investor
                 Class        Principal
Class       Percentage           Amount
-----       ----------    -------------
AGGSNR         83.4500   174,705,170.08
B               5.5000    11,514,421.04
C               5.7500    12,037,803.81
D               2.8000     5,861,887.07



(Retained) Certificate Balance                                    5,233,827.74
% of Agg. Collateral Value, beginning                                   2.4083%
% of Agg. Collateral Value, ending                                      2.5000%


Monthly Principal Amount                                          7,975,934.01
Additional Principal                                                      0.00
Overcollateralization Balance, beginning                          5,433,226.09
Overcollateralization Balance, ending                             5,233,827.74
Cumulative Loss Amount                                                    0.00

MONTHLY SERVICER REPORT                                               Page:    2

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          9/20/2000                 Run Date: Tue Sep 12, 2000


OTHER INFORMATION
-----------------

AGGREGATE COLLATERAL VALUE (Discount Rate = 8.207%)
Initial Aggregate Discounted Contract Balance                           241,226,414.17

Aggregate Discounted Contract Balance, beginning                        217,329,043.75
Aggregate Discounted Contract Balance, ending                           209,353,109.74


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                               0.00
Residual Account Balance, ending                                                  0.00


SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                     1,281,816.33
  Unreimbursed Serviced Advances collected                                  615,789.73
  Servicer Advances for the current Due Period                              702,221.19
Cumulative un-reimbursed Servicer Advances, ending                        1,368,247.79


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                        3,509,075.00
  Pymts rec'd in prior periods attributable to Current Due Period         3,309,394.00
  Pymts attributable to Future Due Periods                                2,949,332.85
Advance Payment Balance, ending                                           3,149,013.85


SUBSTITUTIONS
Defaulted Leases and Adj. Contracts Substituted to date, beginning          354,568.32
  Defaulted Leases and Adj. Contracts Substituted this month                261,395.99
Defaulted Leases and Adj. Contracts Substituted to date, ending             615,964.31
% of Agg. Collateral Value at Cut-Off Date (not to exceed 10%)                    0.26%

Non-Defaulted Leases or Adj. Contracts Substituted to date, beginning             0.00
  Non-Defaulted Leases or Adj. Contracts Substituted this month                   0.00
Non-Defaulted Leases or Adj. Contracts Substituted to date, ending                0.00


RESERVE FUND
Reserve Account Balance, beginning                                        2,412,264.14
  Required Reserve Amount                                                 2,412,264.14
  Required Draw to Increase Available Funds                                       0.00
  Reserve Fund Deficiency covered by Excess Available Funds                       0.00
  Excess Reserve Funds released to Waterfall                                      0.00
Reserve Account Balance, ending                                           2,412,264.14


MONTHLY SERVICER REPORT                                               Page:    3

Issuer:                     GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          9/20/2000                 Run Date: Tue Sep 12, 2000


OTHER INFORMATION (continued)
-----------------------------

AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                             7,676,594.31
  Reinv. from Collection, Payahead, Residual, and Reserve Account            69,627.54
  Past due payments received                                                615,789.73
  Past due payments due on Early Termination (from Seller)                        0.00
  Proceeds from Prepayments not Replaced                                    868,719.54
  Recoveries on Non-Performing Leases not Substituted                             0.00
  Servicer Advances                                                         702,221.19
  Casualty and Termination Payments                                               0.00
  Expired Contract Proceeds                                                  36,444.50
  Repurchase of Ineligible Contracts                                              0.00
  Defaulted Contract Recoveries                                              21,468.31
  Net decrease in Advance Lease Payments Balance                            360,061.15
  Excess Reserve Funds                                                            0.00
Total Available Funds                                                    10,350,926.27


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                          10,350,926.27
        Reserve Fund Draw to Increase Available Funds                             0.00
 (i)    To the Servicer, unreimbursed Servicer Advances                     615,789.73
 (iii)  To the Servicer, Servicing Fee (75 bp)                              135,830.65
 (v) - (viii)  Note Interest Paid                                         1,300,264.17
 (ix) - (xvi)  Note Principal Paid                                        7,776,535.66
 (xvii) Reserve Fund Deposit                                                      0.00
 (xx)   Remainder to the Issuer                                             522,506.06


DELINQUENCY AND LOSS INFORMATION

                Number of    Ending Contract
                Contracts    Balance Remain.     Percentage
                ---------    ---------------     ----------
Current            29,952     230,198,719.14          99.18%
31-60 days            229         991,877.34           0.43
61-90 days             82         478,518.19           0.21
91-120 days            63         432,089.61           0.19


     Current             Current             Current             Cumulative
      Losses          Recoveries            Net Loss        Net Loss Amount
------------        ------------        ------------        ---------------
  272,451.11           21,468.31          250,982.80             321,015.30



RESIDUAL EVENT TRIGGERS

                                    Average of      Current        Prior    2nd Prior
                                 Last 3 Months   Due Period   Due Period   Due Period
                                 -------------   ----------   ----------   ----------
Residual Realization Percentage         137.73%      141.60%      144.35%      127.25%
Delinquency Percentage                    0.78         0.82         0.91         0.60
Cumulative Net Loss Percentage                         0.13         0.03         0.00

Residual Event?  No


The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects; and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer default, has occurred.

GreatAmerica Leasing Corporation, as Servicer



By:__________________________________________
   Stan Herkelman
   Chief Financial Officer